UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2015

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Mercantile Bank Corporation adopted Amended and Restated Bylaws of the Company at its Board meeting on February 26, 2015. The Amended and Restated Bylaws are effective as of February 26, 2015, and a copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 to this filing. The amendments to the previous Bylaws of the Company consisted of the following:

●

Article II, Section 2 was revised to provide that the annual meeting of shareholders will be held within five months of the end of the fiscal year of the Company, with the date, time and place of the meeting, if any, to be determined by the Board. The Bylaws previously provided that the annual meeting of shareholders would be held in April of each year. This amendment is intended to give the Board more flexibility in scheduling the annual meeting of shareholders.

●

Ministerial amendments were made to Article I, Section 1 and Article II, Section 1 of the Bylaws to reflect the change of the principal office of the Company from Wyoming, Michigan to Grand Rapids, Michigan.

Item 5.08     Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01     Other Events

On February 26, 2015, the Board approved Thursday, May 28, 2015 as the date of the 2015 annual meeting of the Company's stockholders (the "2015 Annual Meeting"). Shareholders of record at the close of business on April 1, 2015 will be entitled to vote at the 2015 Annual Meeting. The time and location of the 2015 Annual Meeting will be as set forth in the Company’s proxy statement for the 2015 Annual Meeting.

Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary of the 2014 Annual Meeting of Shareholders, a new deadline has been set for submission of proposals by shareholders intended to be included in the Company’s 2015 proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary, Robert Kaminski, at 310 Leonard Street NW, Grand Rapids, Michigan 49504, on or before the close of business on March 9, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission and our Bylaws in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting. The March 9, 2015 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Mercantile Bank Corporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief
Financial Officer and Treasurer

Date: February 26, 2015

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Mercantile Bank Corporation

4